EXHIBIT 3.1
                                                   ------------

                     BYLAWS OF CADIZ, INC.

                           ARTICLE I

                       CORPORATE OFFICES


1.1  Registered Office.
     ------------------

     The registered office of the corporation shall be Corporation Trust Center, 1209 Orange Street, City of
Wilmington, County of New Castle, State of Delaware 19801. The name of the registered agent of the corporation at such location shall be the Corporation Trust Company.

1.2  Principal Offices.
     -----------------

     The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of Delaware. If the principal executive office is located outside this State and the corporation has one or more business offices in this State, the Board of Directors shall likewise fix and designate a principal business office in the State of Delaware.

1.3  Other Offices.
     -------------

     The Board of Directors may at any time establish other offices at any place or places where the corporation is qualified to do business.


                           ARTICLE II

                    MEETINGS OF STOCKHOLDERS

2.1  Place of Meetings.
     -----------------

     Meetings of stockholders shall be held at any place, within or outside the State of Delaware as designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2  Annual Meeting.
     --------------

     The Annual Meeting of Stockholders shall be held each year on a date and at a time designated by the Board of Directors.
At the meeting, directors shall be elected and any other proper business may be transacted.

2.3  Special Meeting.
     ---------------

     A special meeting of the stockholders may be called only
(a) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) or (b) by the Chief Executive Officer or the President. Special meetings may not be called by any other person or persons. Business transacted at each special meeting shall be confined to the purpose or purposes stated in the notice of such meetings.

2.4  Notice of Stockholders' Meetings.
     ---------------------------------

     Notices of meeting with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section
2.5 of these Bylaws not less than ten (10) nor more than sixty
(60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.5  Manner of Giving Notice; Affidavit of Notice.
     --------------------------------------------

     Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation, unless he shall have filed with the Secretary of the corporation a written request that notices be mailed to some other address, in which case it shall be directed to the stockholder at such other address. An affidavit of the Secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall be, in the absence of fraud, prima facie evidence of the facts stated therein.

2.6  Quorum.
     ------

     The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either the chairman of the meeting of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by provision of the statutes or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of the questions.

2.7  Adjourned Meeting; Notice.
     -------------------------

     When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8  Conduct of Business.
     -------------------

     At each meeting of stockholders, the Chairman of the Board, the President and Chief Operating Officer or a Vice President, as determined by the Board of Directors or, if not so determined, in the order referred to and by seniority if there be more than one officer of any rank so referred to, or in the absence of any such officer, a chairman chosen by the vote of the stockholders present in person or represented by proxy at the meeting and entitled to cast a majority of the votes which might be cast at such meeting for the election of directors or, if in the case of a special meeting at which directors are not to be elected, the other matter(s) to be voted on at the meeting, shall act as chairman. The Secretary, or in his or her absence an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the Chairman of the meeting shall appoint, shall act as Secretary of the meeting and keep a record of the proceedings thereof. The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairman, are necessary, appropriate or convenient to the proper conduct of the meeting, including without limitation, establishing an agenda or order for business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the Chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless, and except to the extent determined by the Board of Directors or the Chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

2.9  Voting.
     ------

     A stockholder may vote in person or by proxy. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, any corporate action to be taken by a vote of the stockholders shall be authorized by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon.

     Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

2.10 Waiver of Notice.
     ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need to be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

2.11 Record Date for Stockholder Notice; Voting; Giving Consents.
     ------------------------------------------------------------

     In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) nor less than ten (10) days prior to any other action. If the Board of Directors does not so fix a record date:

     a. The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     b. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

2.12 Proxies.
     -------

     Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the Secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact.

2.13 Stockholder Action by Written Consent Not Authorized.
     ----------------------------------------------------

     Any election or other action by stockholders must be effected at an annual or special meeting of stockholders, and may not be effected by written consent without a meeting.

2.14 List of Stockholders.
     --------------------

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.15 Inspectors of Election.
     -----------------------

     Before any meeting of stockholders, the Board of Directors may appoint any persons to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the Chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election of the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one (1) or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three
(3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors before the meeting, or by the Chairman at the meeting.

     The duties of the inspectors of election shall be as follows:

     a. Determine the number outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

     b.   Receive votes or ballots;

     c. Hear and determine all challenges and questions in any way arising in connection with the right to vote;

     d.   Count and tabulate all votes;

     e.   Determine the election result; and

     f. Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.


2.16 Notice of Stockholder Business
     ------------------------------

     At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, a stockholder must have given timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 90 days prior to the meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. Notwithstanding anything to the contrary, no business shall be conducted at an annual meeting except in accordance with the provisions of this Section 2.16. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before such meeting shall not be transacted.


     ARTICLE III

     DIRECTORS

3.1  Powers.
     ------

     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board of Directors shall have the power and authority to:

     a. Select and remove all officers, agents and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the Certificate of Incorporation or these Bylaws, fix their compensation and require from them security for faithful service.

     b. Change the principal executive office or the principal business office in the State of Delaware, if any, from one location to another; cause the corporation to be qualified to do business in any other State, territory, dependency or foreign country, and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders' meeting or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

     c. Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful.

     d. Borrow money and incur indebtedness for the purposes of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

3.2  Number of Directors.
     --------------------

     This Board of Directors shall consist of seven (7) persons, and thereafter shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

     No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

3.3  Election, Qualification and Term of Office of Directors.
     -------------------------------------------------------

     Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

3.4  Resignation and Vacancies.
     -------------------------

     Any director may resign at any time effective upon written notice to the attention of the Secretary of the corporation unless the notice specifies a later date for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specified otherwise, its acceptance by the corporation shall not be necessary to make it effective. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, though less than quorum, including those who have so resigned, or the sole remaining directors, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

     Unless otherwise provided in the Certificate of Incorporation or these Bylaws:

     a. Vacancies and newly created directorships resulting from any increase in the authorized number of directors, elected by all of the stockholders having the right to vote as a single class, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

     b. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of these Bylaws, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     c. A director elected or appointed to fill a vacancy shall serve until the next election of the class for which such director shall have been chosen, and until a successor shall be elected and qualified.

3.5  Place of Meetings; Meetings by Telephone.
     ----------------------------------------

     The Board of Directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participating in a meeting shall constitute presence in person at the meeting.

3.6  Regular Meetings.
     ----------------

     Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board. In the absence of such determination, regular meetings shall be held at the principal executive office of the corporation.

3.7  Special Meetings; Notice.
     ------------------------

     Special meetings of the Board of Directors for any purposes may be called at any time by the Chairman of the Board, the President, any vice president, the Secretary or any two (2) directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram or other facsimile transmission, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the place of the meeting if the meeting is to be held at the principal executive office of the corporation.

3.8  Annual Meetings.
     ---------------

     Immediately following each annual meeting of stockholders, the Board of Directors shall hold a regular meeting for the purpose of transacting other business. Notice of this meeting shall not be required.

3.9  Quorum; Adjournment.
     -------------------

     At all meetings of the Board of Directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section
3.7 of this Article III, to the directors who were not present at the time of the adjournment.

3.10 Waiver of Notice.
     ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need to be specified in any written waiver or notice unless so required by the Certificate of Incorporation or these Bylaws.

3.11 Board Action by Written Consent Without a Meeting.
     -------------------------------------------------

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or writings are filed with the minutes of proceedings of the Board or committee.

3.12 Fees and Compensation of Directors.
     ----------------------------------

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of a special or standing committee may be allowed compensation for attending committee meetings.

3.13 Approval of Loans to Officers.
     -----------------------------

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

3.14 Removal of Directors.
     --------------------

     Unless otherwise allowed by statute, the Certificate of Incorporation or these Bylaws, any director or the entire Board of Directors may be removed only for cause by the holders of a majority of the shares voting and entitled to vote in an election of directors.


     ARTICLE IV

     COMMITTEES

4.l  Committees of Directors.
     -----------------------

     The Board of Directors may, by resolution passed by a majority of the Board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee or in the Bylaws of the corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it, but no such committee shall have the power or authority to (i) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, (ii) adopt an agreement of merger or consolidation, (iii) recommend to the stockholders the sale, lease or exchange of all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the Bylaws if the corporation; and, unless the Board resolution establishing the Committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger.

4.2  Committee Minutes.
     -----------------

     Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

4.3  Meetings and Actions of Committees.
     -----------------------------------

     Meetings and actions of committees shall be governed by, and held and taken in accordance with the provisions of Article III of these Bylaws, Section 3.5 (place of meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.9 (quorum), Section 3.l0 (waiver of notice), and Section 3.ll (Board action by written consent without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members of the Board of Directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.


     ARTICLE V

     OFFICERS

5.l  Officers.
     --------

     The officers of the corporation shall be a Chairman of the Board, a President, a Secretary, and a Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, a Chief Executive Officer, one or more vice presidents, a treasurer, one or more assistant secretaries, one or more assistant treasurers, and any such other officer as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.

5.2  Election of Officers.
     --------------------

     The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections
5.3 or 5.5 of these Bylaws, shall be chosen by the Board of Directors.

5.3  Subordinate Officers.
     --------------------

     The Board of Directors may appoint, or empower the President to appoint such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

5.4  Removal and Resignation of Officers.
     -----------------------------------

     Any officer may be removed, whether with or without cause, by the Board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the Secretary of the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and unless otherwise specified in that notice, the acceptance of the resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5  Vacancies in Offices.
     --------------------

     Any vacancy occurring in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

5.6  Chairman of the Board.
     ----------------------

     The Chairman of the Board shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws. If there is no President or Chief Executive Officer, then the Chairman of the Board shall also be the chief executive office of the corporation and shall have the powers and duties prescribed in Section 5.7 of these Bylaws.

5.7  Chief Executive Officer.
     ------------------------

     Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, the Chief Executive Officer of the corporation shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

5.8  President.
     ---------

     Subject to such powers as may be given by these Bylaws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if there be such officers, the President shall have general supervision, direction and control of the business and other officers of the corporation. He shall have the general powers and duties of management usually vested in the president of a corporation, and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. In the absence or disability of the Chairman of the Board, the President shall perform all the duties of the Chairman of the Board, and when so acting shall have all of the powers of, and be subject to all of the restrictions upon, the Chairman of the Board.

5.9  Vice Presidents.
     ----------------

     In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors, or, if not ranked, a vice president designated by the Board of Directors, shall perform all of the duties of the President and Chairman of the Board and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the President or the Chairman of the Board.

5.l0 Secretary.
     ---------

     The Secretary shall keep or use to be kept, at the principal executive offices of the corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

     The Secretary shall keep, or cause to be kept, at the principal executive offices of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

5.ll Chief Financial Officer.
     ------------------------

     The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

5.l2 Representation of Shares of Other Corporations.
     -----------------------------------------------

     The Chairman of the Board, the Chief Executive Officer, the President, any vice president, the Chief Financial Officer, the Secretary or assistant secretary of this corporation, or any other person authorized by the Board of Directors, the Chief Executive Officer, the President or a Vice President, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised by any other person authorized to do so by proxy or power of attorney duly executed by such persons having the authority.


     ARTICLE VI

     INDEMNITY

6.l  Third Party Actions.
     -------------------

     The corporation shall indemnify and hold harmless to the fullest extent authorized by Delaware General Corporation Law, as the same exists and as hereafter amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Delaware General Corporation Law permitted the corporation to provide prior to such amendment) any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of this corporation or of another enterprise at the request of such predecessor corporation (collectively, "Agent") against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Such indemnification right shall be a contract right between the Agent and the corporation.

6.2  Action By or in the Right of the Corporation.
     --------------------------------------------

     The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent of the corporation or serving at the request of the corporation against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

6.3  Successful Defense; Service as a Witness.

     To the extent that an Agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 or 6.2 of this
Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     To the extent any person who is or was a director or officer of the corporation has served or prepared to serve as a witness in any action, suit or proceeding (whether civil, criminal, administrative or investigative in nature), or in any investigation by the corporation or the Board of Directors thereof or a committee thereof or by any securities exchange on which securities of the corporation are or were quoted or listed, by reason of, or in connection with, such person's services as a director or officer of the corporation or as a director or officer of any affiliate or predecessor of the corporation (other than in a suit commenced by such person), the corporation shall indemnify such person against expenses (including attorneys' fees and disbursements) and costs actually and reasonably incurred by such person in connection therewith within thirty (30) days after the receipt by the corporation from such person of a statement requesting such indemnification, averring such service and reasonably evidencing such costs and expenses. The corporation may indemnify any employee or agent of the corporation to the same extent as, or to a lesser extent than, it may indemnify any director or officer of the corporation pursuant to the foregoing sentence of this Section 6.3 of this Article.

6.4  Determination of Conduct.
     ------------------------

     Subject to any rights under any contract between this corporation and any Agent, any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 6.1 or
6.2 of this Article VI. Such determination shall be made (1) by the Board of Directors (or by an executive committee thereof) by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders. Notwithstanding the foregoing, an Agent of the corporation shall be able to contest any determination that the director or officer has not met the applicable standard of conduct, set forth in Section 6.1 or 6.2 of this Article VI, by petitioning a court of appropriate jurisdiction.

6.5  Payment of Expenses in Advance.
     ------------------------------

     Expenses incurred in defending or settling a civil or criminal action, suit or proceeding by an individual who may be entitled to indemnification pursuant to Section 6.1 or 6.2 of this Article VI shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article VI. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

6.6  Indemnity Not Exclusive.
     ------------------------

     The indemnification and advancement of expenses provided by, or granted pursuant to, the other subparagraphs of this
Article VI shall not be deemed exclusive of, and shall be subject to, any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

6.7  Insurance Indemnification.
     -------------------------

     The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was an Agent of the corporation, or is or was serving at the request of the corporation as an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

6.8  Indemnification Contracts.
     -------------------------

     The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VI.

6.9  Indemnity Fund.
     --------------

     Upon resolution passed by the Board of Directors, the Board of Directors may establish a trust or other designated account, grant a security interest or use other means (including, without limitation, a letter of credit), to ensure the payment of any or all of its obligations arising under this Article and/or agreements which may be entered into between the corporation and its officers from time to time.

6.10 Indemnification of Other Parties.
     --------------------------------

     The provisions of this Article VI shall not be deemed to preclude the indemnification of any person who is not an Agent, but whom the corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware or otherwise. The corporation may, in its sole discretion, indemnify an employee, trustee or other agent as permitted by the General Corporation Law of the State of Delaware. The corporation shall indemnify an employee, trustee or other agent where required by law.

6.11 Accrual of Claims; Successors.
     ------------------------------

     The indemnification provided or permitted under this
Article VI shall apply in respect of any expense, cost, judgment, fine, penalty or amount paid in settlement, whether or not the claim or cause of action in respect thereof accrued or arose before or after the effective date of this Article. The right of any person who is or was a director or officer of the corporation to indemnification and expense advances under this Article shall continue after such person shall have ceased to be a director or officer and shall inure to the benefit of the heirs, distributees, executors, administrators and other legal representatives of such person.

6.12 Effect of Amendment.
     -------------------

     Any amendment, repeal or modification of any provision of this Article VI by the stockholders and the director of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such amendment, repeal or modification.

6.13 Settlement of Claims.
     --------------------

     The corporation shall not be liable to indemnify any director or executive officer under this Article VI: (i) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld or (ii) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

6.14 Subrogation.
     -----------

     In the event of payment under this Article VI, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnified party who shall execute all papers required and shall do everything that may be necessary to enable the corporation effectively to bring suit to enforce such rights.

6.15 No Duplication of Payments.
     --------------------------

     The corporation shall not be liable under this Article VI to make any payment in connection with any claim made against a director or executive officer to the extent such director or officer has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

6.16 The Corporation.
     ---------------

     For purposes of this Article VI, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person which is or was an Agent of such constituent corporation, or is or was serving at the request of such constituent corporation as an Agent, shall stand in the same position under the provisions of this Article VI (including, without limitation, the provisions of Section 6.4 of this Agreement) with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

6.17 Employee Benefit Plans.
     ----------------------

     For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involved services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VI.

6.18 Savings Clause.
     ---------------

     If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each Agent against expense (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated or by any other applicable law.


     ARTICLE VII

     RECORDS AND REPORTS

7.1  Maintenance and Inspection of Share Register.
     ---------------------------------------------

     The Secretary of the corporation shall prepare and make, or cause to be made, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, shall make such directors ineligible for election to any office at such meeting.

     The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders required under this Section 7.1 of Article VII or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

     Any stockholder, in person or by attorney or other agent, shall, upon five (5) days written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in this State or at its principal place of business.

     If the corporation or an officer or agent thereof refuses to permit an inspection sought by a stockholder or attorney or other agent acting for the stockholder pursuant to this
Section 7.1 or does not reply to the demand within five (5) business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought.

7.2  Maintenance and Inspection of Bylaws.
     -------------------------------------

     The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, if any, the original or a copy of the Bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this State and the corporation has no principal business office in this State, the Secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the Bylaws as amended to date.

7.3  Maintenance and Inspection of Other Corporate Records.

     -------------------------------------------------------

     The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designed by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. Such minutes and accounting books and records shall be open to inspection upon the written demand of any stockholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a stockholder or as the holder of a voting trust certificate. Such inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts.

     Except as otherwise provided in Section 7.1 of this
Article VII, every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and any subsidiary of the corporation in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

7.4  Financial Statements.
     ---------------------

     A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months and each such statement shall be exhibited at all reasonable times to any stockholder demanding an examination of any such statement or a copy shall be mailed to any such stockholder.

     The corporation also shall, upon the written request of any stockholder, mail to the stockholder a copy of the last annual, semiannual and quarterly income statement which it has prepared and a balance sheet as to the end of such period.


     ARTICLE VIII

     GENERAL MATTERS

8.1  Checks.
     -------

     From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.2. Execution of Corporate Contracts and Instruments.
     -----------------------------------------------------

     The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.3  Stock Certificates; Partly Paid Shares
     ---------------------------------------

     The shares of the corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertified shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertified shares shall be entitled to have a certificate signed by, or in the name of the corporation by the Chairman of the Board, or the President or Vice President, and by the Chief Financial Officer, or the Secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar, before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertified partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.4  Special Designation on Certificates.
     ------------------------------------

          If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests such a statement of the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.5  Lost Certificates.
     ------------------

     The Board of Directors may direct a new certificate or certificates or uncertified shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertified shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

8.6  Annual Statement.
     -----------------

     The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

8.7  Construction; Definitions.
     --------------------------

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

8.8  Dividends.
     ---------

     The Board of Directors of the corporation, subject to any restrictions contained in the General Corporation Law of Delaware or the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

     The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and many abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

8.9  Fiscal Year.
     ------------

     The fiscal year of the corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

8.10 Seal.
     -----

     The corporation may adopt and may subsequently alter the corporation seal and it may use the same by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

8.11 Transfer of Stock.
     -----------------

     Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.12 Stock Transfer Accounts.
     -----------------------

     The corporation shall have the power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

8.13 Registered Stockholders.
     -----------------------

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner of shares, and shall not be bound to recognize any equitable or other claim to or interest is such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

8.14 Ratification.
     -------------

     Any transaction questioned in any lawsuit on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or stockholder, nondisclosure, miscomputation or the application of improper principles or practices of accounting may be ratified, before or after judgment, by the Board of Directors or the stockholders and, if so ratified , shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

     ARTICLE IX

     AMENDMENTS

9.1  Amendment by Stockholders.
     --------------------------

     Subject to the provisions of the Certificate of Incorporation, these Bylaws may be altered, amended or repealed at any regular meeting of the stockholders (or at a special meeting duly called for that purpose) by the approval of at least a majority of the outstanding shares entitled to vote at such meeting; provided that in the notice of such special meeting, notice of such purpose shall be given.

9.2  Amendment by Directors.
     ----------------------

     Subject to the laws of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may, by the majority vote of the entire Board of Directors, amend these Bylaws or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the corporation.